UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2012

RETAIL PROPERTIES OF AMERICA, INC.

(exact name of registrant as specified in charter)

Maryland	001-35481	42-1579325
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

2901 Butterfield Road, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (630) 218-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information in this Item 2.02 – “Results of Operations and Financial Condition” is being furnished. Such information, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On May 7, 2012, Retail Properties of America, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of 2012. A copy of this press release as well as a copy of the supplemental financial information referred to in the press release are made available on the Company’s website and are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Set forth below is a non-GAAP financial measure that is included in the attached press release together with the most directly comparable GAAP financial measure.

For the three months ended March 31, 2012 and 2011, net loss was $16.3 million and $40.0 million, respectively, which represented a 59.3% decrease in net loss for the three months ended March 31, 2012 compared to the same period in 2011.  In the attached press release, the Company disclosed same store net operating income, or Same Store NOI, to be $106.7 million and $103.2 million for the three months ended March 31, 2012 and 2011, respectively, which represented a 3.4% increase in Same Store NOI for the three months ended March 31, 2012 compared to the same period in 2011. A reconciliation of Same Store NOI to net loss as well as a statement disclosing the reasons why the Company’s management believes that presentation of Same Store NOI provides useful information to investors regarding the Company’s financial condition and results of operations and, to the extent material, the additional purposes, if any, for which the Company’s management uses Same Store NOI are incorporated by reference herein from the attached press release.

Additional non-GAAP financial measures are also included in the attached press release and supplemental information.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits

The following Exhibits are included in this Report:

99.1      Press Release dated May 7, 2012.

99.2      Retail Properties of America, Inc. Supplemental Financial Information for the quarter ended March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RETAIL PROPERTIES OF AMERICA, INC.
(Registrant)

	By:	/s/ Angela M. Aman
Angela M. Aman
Date: May 7, 2012		Executive Vice President, Chief Financial Officer and Treasurer